                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                                 --------------

       Date of Report (Date of earliest event reported): November 14, 2005

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                        001-15223                    76-0453392
----------------                 ------------                ------------------
(State or Other                  (Commission                   (IRS Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)

                87 Grandview Avenue, Waterbury, Connecticut 06708
               ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 596-2236

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 14, 2005, the Registrant issued a press release to report its financial results for the third quarter and nine months ended September 30,
2005. A copy of the press release is furnished pursuant to this Item 2.02 as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

         99.1     The Registrant's Press Release dated November 14, 2005.

              This press release is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed "filed"
              for purposes of Section 18 of the Securities Exchange Act of 1934
              (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              OPTICARE HEALTH SYSTEMS, INC.
                                              (Registrant)

Date: November 29, 2005                       /s/    Vincent S. Miceli
                                              ----------------------------
                                              Name:  Vincent S. Miceli
                                              Title: Corporate Controller and
                                                     Chief Accounting Officer

                                  EXHIBIT INDEX

Exhibit
Number     Description
-------    -----------
99.1       The Registrant's Press Release dated November 14, 2005.